UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 27, 2001

                                CYBERENERGY, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
         (State or other jurisdiction of incorporation or organization)


            0-31413                                   88-0356064
            -------                                   ----------
    (Commission File Number)             (IRS Employer Identification Number)




                          c/o Buster Williams, Jr., CEO
                     200 South Los Robles Avenue, Suite 230
                           Pasadena, California 91101
                           --------------------------
                    (Address of principal executive offices)

                                 (800) 520-5626
                                 --------------
              (Registrant's telephone number, including area code)




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ITEM 2.           Acquisition or Disposition of Assets

On June 26 , 2001 the Corporation signed a Stock Acquisition Agreement with Buster Williams, Jr., David Williams, Mei Chen, Caitlin Rabanera, Matt Morris, Sandra Jorgensen and Athena V. Killeen, for the purchase of 4,085,000 shares of Bottomline Mortgage, Inc. a California corporation. In exchange for the transfer of these shares and a controlling interest in this business and its operations the Corporation has agreed to issue to the selling shareholders 10,000,000 shares of its common stock. It is estimated that this will represent in excess of 70% of the issued and outstanding shares of the common stock of the Corporation as of the closing of this transaction.

Bottomline Mortgage, Inc. will operate as a subsidiary of the Corporation. Bottomline Mortgage, Inc. was incorporated in California on August 31, 1989. It is in the business of providing low-cost home mortgages in twenty plus states. Its mortgage products, in addition to the traditional first mortgages for purchase and refinance, include home equity and no equity mortgages used for home improvement and debt consolidation mortgages. Bottomline offers this diverse line of mortgage products through three distinct types of services:

         1. Traditional Wholesale Broker Service where a network of Brokers and Correspondents originate Bottomline's line of mortgage products direct with their customers and forward their fully processed mortgage packages to Bottomline to underwrite and close their loans.
         2. Traditional Retail Service, where Bottomline's loan officers and originators, contact customers directly through leads generated by a network of Relator referrals, direct mail marketing and telephone marketing.
         3. Internet Service, where consumers can originate mortgages on line, as more customers become accustomed to originating their real estate mortgages over their Internet.
 for the purpose of retail origination and funding of residential mortgages. The Company can be characterized as an independent mortgage company engaged in originating, processing, and funding mortgage loans on single and multiple family residences.

Bottomline Mortgage Inc. uses the most advanced technology available to close loans quickly, at a low cost. By combining the use of the Internet along with advanced processing software and automated underwriting systems Bottomline Mortgage has taken the mystery out of approving and closing a homeloan. The Bottomline Mortgage philosophy is "Customers for Life" A strong and genuine belief in the "customer for life" principal of doing business is what fuels Bottomline Mortgage. Referrals from previous customers and local real estate professionals have always delivered the majority of the Company's production. Its' website can be found at www.bottomlinemortgage.com .


ITEM 4.           Changes in Registrant's Certifying Accountant

On June 19, 2000, Cyberenergy, Inc. ("the Company") terminated its relationship with Jones, Wright, Simkins and Associates ("Jones"), the principal accountant


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previously engaged to audit the Company's financial statements. Effective June
14, 2001, the Company retained Mantyla McReynolds as the principal accountants to replace Jones. The Company's audit committee and board of directors approved the change of accountants from Jones to Mantyla McReynolds.

The audit reports of Jones on the Company's financial statements for the fiscal year ending December 31, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except such reports were modified to include an explanatory paragraph for a going concern uncertainty.

In connection with the audit of the fiscal year ending December 31, 2000 and the subsequent interim periods through June 19, 2001, the date of termination, the Company had no disagreements with Jones on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. Had there been any disagreements that were not resolved to their satisfaction, such disagreements would have caused Jones to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(iv) of Regulation S-B).

During the fiscal year ending December 31, 2000, and the subsequent interim period through June 19, 2001, the date of termination, and prior to such appointment, the Company did not consult with Mantyla McReynolds regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on the Company's financial statements. Since there were no disagreements or reportable events (as defined in Item 304(a)(2) of Regulation S-B), the Company did not consult Jones in respect to these matters during that time.

The Company provided Jones with a copy of this report prior to filing it with the SEC. The Company requested that Jones furnish the Company with a letter to the SEC stating whether Jones agrees with the above statements. A copy of that letter dated June 26, 2001 is filed as Exhibit 1 to this Form 8-K.





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ITEM 7.           Financial Statements and Exhibits

The following exhibit(s) are included as part of this report:

          a) Letter from Jones. dated June 27, 2001, relating the termination of its services as the Registrant's independent auditors (SEC Reference Number 16).

          b) Stock Acquisition Agreement, dated May 26, 2001 between Cyberenergy, Inc. and Buster Williams, Jr., David Williams, Mei Chen, Caitlin Rabanera, Matt Morris, Sandra Jorgensen and Athena
               V. Killeen.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Cyberenergy, Inc.

Signature                                                              Date



By: /s/   Buster Williams, Jr.                                    June 27, 2001
   -----------------------------------------------------
Name: Buster Williams, Jr.
Title:   CEO











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Jones, Wright, Simkins and Associates LLP
95 West 100 South, Suite #200
LOGAN, UTAH
PHONE: (435) 752-1510
FAX: (435) 752-4878



                                  June 26, 2001



Office of The Chief Accountant
450 Fifth Street, NW
Washington, D.C. 20549

         Re: Cyberenergy, Inc.

Ladies and Gentlemen:

We have read the statements that we understand Cyberenergy, Inc. will include under Item 4 of the form 8-K report it will file regarding the recent change of auditors. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Yours truly,

/s/ Jones, Wright, Simkins and Associates LLP
-----------------------------------------------
Jones, Wright, Simkins and Associates LLP




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                           STOCK ACQUISITION AGREEMENT


                                     BETWEEN


                                Cyberenergy, Inc.

                                       AND

                 Buster Williams, Jr., David Williams, Mei Chen
                 Caitlin Rabanera, Matt Morris, Sandra Jorgensen
                              and Athena V. Killeen

                              ACQUISITION AGREEMENT
                                TABLE OF CONTENTS

Purchase and Sale............................................................2

Purchase Price...............................................................2

Warranties and Representations of Shareholders...............................2

Warranties and Representations of Cyberenergy................................4

Term.........................................................................5

The Common Shares............................................................5

Conditions Precedent to Closing..............................................6

Termination..................................................................6

Exhibits.....................................................................7

Miscellaneous Provisions.....................................................7

Closing......................................................................7

Governing Law................................................................7

Counterparts.................................................................7

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                           STOCK ACQUISITION AGREEMENT

         THIS ACQUISITION AGREEMENT dated May 26, 2001, by, between and among Cyberenergy, Inc., a Nevada Corporation ("Cyberenergy"), and Buster Williams, Jr., David Williams, Mei Chen Caitlin Rabanera, Matt Morris, Sandra Jorgensen and Athena V. Killeen, all individual shareholders of Bottomline Mortgage, Inc., ("Shareholders").

         WHEREAS, Cyberenergy desires to acquire through the issue of its common stock the common stock in Bottomline Mortgages, Inc. held by Shareholders; and

         WHEREAS, Shareholders desires to sell and Cyberenergy desires to purchase all of the common stock of Bottomline Mortgage, Inc. owned or held by Shareholders on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations, and warranties herein contained, the parties hereby agree as follows:

I. Purchase and Sale. Shareholders hereby agree to sell, transfer, assign, and convey to Cyberenergy, and Cyberenergy hereby agrees to purchase and acquire from Shareholders, one hundred percent of the ownership interest in the common stock of Bottomline Mortgage, Inc. held or owned by Shareholders as set forth in Exhibit "A" hereto labeled as Transfer Shares and these items and interests shall hereinafter be referred to as "The Transfer Shares".

II. Purchase Price. The aggregate purchase price to be paid to Shareholders for The Transfer Shares shall be Ten Million (10,000,000) shares of the common stock of Cyberenergy, which shall be transferred to Shareholders on a pro-rata basis at the time of closing.

III. Warranties and Representations of Shareholders. In order to induce Cyberenergy to enter into the Agreement and to complete the transaction contemplated hereby, Shareholders warrants and represents to Cyberenergy that:

          A. Organization and Standing. Bottomline Mortgage, Inc. ("Bottomline") is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, is qualified to do business as a foreign corporation in every other state or jurisdiction in which it operates to the extent required by the laws of such states and jurisdictions, and have full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business No changes to Bottomline's Certificate of Incorporation, amendments thereto and By laws of Bottomline will be made before the Closing.

          B. Taxes. Bottomline has filed all federal, state, and local income or other tax returns and reports that it is required to file with all governmental agencies, wherever situate, and has paid or accrued for payment all taxes as shown on such returns, such that a

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               failure to file, pay, or accrue will not have a material adverse effect on Bottomline.

          C. Pending Actions. There are no material legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or to the knowledge of Shareholders threatened, against or affecting Bottomline, except as disclosed in writing to Cyberenergy. Bottomline is not in violation of any law, material ordinance, or regulation of any kind whatever, including, but not limited to laws, rules and regulations governing the sale of its products, the '33 Act, the Securities Exchange Act of 1934, as amended (the "34 Act") the Rules and Regulations of the U.S. Securities and Exchange Commission ("SEC"), or the Securities Laws and Regulations of any state.

          D. Governmental Regulation. Bottomline holds the licenses and registrations set forth on Exhibit "E" hereto from the jurisdictions set forth therein, which licenses and registrations are all of the licenses and registrations necessary to permit the Corporation to conduct its current business. All of such licenses and registrations are in full force and effect, and there are no proceedings, hearings, or other actions pending that may affect the validity or continuation of any of them. No approval of any other trade or professional association or agency of government other than as set forth on Exhibit "E" is required for any of the transactions effected by this Agreement, and the completion of the transactions contemplated by the Agreement will not, in and of themselves, affect or jeopardize the validity or continuation of any of them.

          E. Ownership of Assets. Shareholders have a good, marketable title, without any liens or encumbrances of any nature whatever, to The Transfer Shares to be transferred to Cyberenergy.

          F. Corporate Records. All of Bottomline's books and records, including, without limitation, its books of account, corporate records, minute book, stock certificate books and other records of Bottomline are up-to-date, complete and reflect accurately and fairly the conduct of its business in all material respects since its date of incorporation.

          G. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule or document attached hereto or presented to Cyberenergy in connection herewith, contains any materially misleading statement, or omits any fact or statement necessary to make the other statements or facts therein set forth not materially misleading.

          H. Validity of the Agreement. All corporate and other proceedings required to be taken by Bottomline and Shareholders in order to enter into and to carry out the Agreement have been duly and properly taken. No corporate or other action on the part of

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               Bottomline is required in connection with this Agreement, or the transaction contemplated herein. The execution and delivery of the Agreement, and the carrying out of its purposes, will not result in the breach of any of the terms or conditions of, or constitute a default under or violate Bottomline's Certificate of Incorporation or document of undertaking, oral or written, to which Bottomline or Shareholders is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule, or regulation of any court, regulatory agency or other governmental body; and the business now conducted by Bottomline can continue to be so conducted after completion of the transaction contemplated hereby.

          I. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein, and made a part hereof, are legal, valid, and enforceable by Cyberenergy and Shareholders according to their terms, except to the extent limited by applicable bankruptcy, reorganization, insolvency, moratorium or other laws relating to or affecting generally the enforcement of creditors rights and that at the time of such execution and delivery, Cyberenergy will have acquired title in and to The Transfer Shares free and clear of all claims, liens, and encumbrances.

          J. Access to Books and Records. Cyberenergy has been granted full and free access to the books of Bottomline during the course of this transaction prior to Closing.

          O. Bottomline's Financial Statements. Bottomline's Balance Sheet and Profit and Loss statement for the year, attached hereto as Exhibit "H", accurately describe Bottomline's financial position as of the dates thereof, in accordance with applicable legal and accounting requirements.

IV. Warranties and Representations of Cyberenergy. In order to induce Shareholders to enter into the Agreement and to complete the transaction contemplated hereby, Cyberenergy warrants and represents to Shareholders that:

          A. Organization and Standing. Cyberenergy is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, is qualified to do business as a foreign corporation in every other state in which it operates to the extent required by the laws of such states, and has full power and authority to carry on its business as now conducted and to own and operate its assets, properties, and business.

          B. No Pending Actions. There are no legal actions, lawsuits, proceedings or investigations, either administrative or judicial, pending or threatened, against or affecting Cyberenergy, or against any of Cyberenergy's officers or directors and arising out of their operation of Cyberenergy, except as set forth in its audited

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               financial statements as attached hereto. Cyberenergy has been in compliance with, and has not received notice of violation of any law, ordinance, or regulation of any kind whatever, including, but not limited to, the '33 Act, the '34 Act, the Rules and Regulations of the SEC or the Securities Laws and Regulations of any state.

          C. Corporate Records. All of Cyberenergy's books and records, including without limitation, its book of account, corporate records, minute book, stock certificate books and other records are up-to-date, complete, and reflect accurately and fairly the conduct of its business in all respects since its date of incorporation.

          D. No Misleading Statements or Omissions. Neither the Agreement nor any financial statement, exhibit, schedule, or document attached hereto or presented to Shareholders in connection herewith contains any materially misleading statement, or omits any fact or statement necessary to make the other statements of facts therein set forth not materially misleading.

          E. Validity of the Agreement. All corporate action and proceedings required to be taken by Cyberenergy in order to enter into and to carry out the Agreement have been duly and properly taken. The Agreement has been duly executed by Cyberenergy, and constitutes a valid and binding obligation of Cyberenergy. The execution and delivery of the Agreement and the carrying out of its purposes will not result in the breach of any of the terms or conditions of, or constitute a default under or violate, Cyberenergy's Certificate of Incorporation or By-Laws, or any agreement, lease, mortgage, bond, indenture, license or other document or undertaking, oral or written, to which Cyberenergy is a party or is bound or may be affected, nor will such execution, delivery and carrying out violate any order, writ, injunction, decree, law, rule or regulation of any court regulatory agency or other governmental body.

          F. Enforceability of the Agreement. When duly executed and delivered, the Agreement and the Exhibits hereto which are incorporated herein and made a part hereof are legal, valid, and enforceable by Shareholders according to their terms, and that at the time of such execution and delivery, Cyberenergy will have acquired good, marketable title in and to The Transfer Shares acquired pursuant hereto, free and clear of all liens and encumbrances

V. Term. All representations, warranties, covenants and agreements made herein and in the exhibits attached hereto shall survive the execution and delivery of the Agreement and payment pursuant thereto.

VI. The Common Shares. All of the Cyberenergy Common Shares shall be validly issued, fully- paid and non-assessable shares of Cyberenergy Common Stock, with full voting rights, dividend rights, and the right to receive the proceeds of liquidation, if any, as set forth in Cyberenergy's Articles of Incorporation.

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VII. Conditions Precedent to Closing.

          A. The obligations of Shareholders under the Agreement shall be and are subject to fulfillment, prior to or at the Closing of each of the following conditions:

               1. That Cyberenergy and it's management's representations and warranties contained herein shall be true and correct at the time of closing date as if such representations and warranties were made at such time;

               2. That Cyberenergy and its management shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by them prior to or at the time of Closing;

          B. The obligations of Cyberenergy under the Agreement shall be and are subject to fulfillment, prior to, at the Closing or subsequent to the Closing of each of the following conditions:

               1. That Shareholders' representations and warranties contained herein shall be true and correct at the time of Closing as if such representations and warranties were made at such time; and

               2. That Shareholders shall have performed or complied with all agreements, terms and conditions required by the Agreement to be performed or complied with by it prior to or at the time of Closing.

               3. That the parties jointly and severally indemnify and hold harmless Cyberenergy's former officers, directors, agents and affiliates against any claims or liabilities, including reasonable attorney's fees and other reasonable defense costs incurred in defending such claims or liabilities, resulting from any claims or liabilities asserted against them as to any material misrepresentation or omissions in the Agreement made by any party hereto.

               4. That Shareholders' compliance with state statutory and regulatory requirements to authorize and carry out the terms of this Agreement.

VIII. Termination. The Agreement may be terminated at any time before or; at Closing, by:

          A.   The mutual agreement of the parties;




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          B.   Any party if:

               1. Any provision of the Agreement applicable to a party shall be materially untrue or fail to be accomplished.

               2. Any legal proceeding shall have been instituted or shall be imminently threatening to delay, restrain or prevent the consummation of the Agreement.

Upon termination of the Agreement for any reason, in accordance with the terms and conditions set forth in this paragraph, each said party shall bear all costs and expenses as each party has incurred and no party shall be liable to the other.

IX Exhibits. All Exhibits attached hereto are incorporated herein by this reference as if they were set forth in their entirety.

X Miscellaneous Provisions. This Agreement is the entire agreement between the parties in respect of the subject matter hereof, and there are no other agreements, written or oral, nor may the Agreement be modified except in writing and executed by all of the parties hereto. The failure to insist upon strict compliance with any of the terms, covenants or conditions of the Agreement shall not be deemed a waiver or relinquishment of such right or power at any other time or times.

XI Closing. The closing of the transactions contemplated by the Agreement shall take place on or before 5:00 P.M. on May 24, 2001. The Closing shall occur at the offices of Hudson Consulting Group, Inc. located at 268 West 400 South, Salt Lake City, Utah 84101 or such other date and place as the parties hereto shall agree upon. At the Closing, all of the documents and items referred to herein shall be exchanged.

XII Governing Law. The Agreement shall be governed by and construed in accordance with the internal laws of the State of Utah.

XIII Counterparts. The Agreement may be executed in duplicate facsimile counterparts, each of which shall be deemed an original and together shall constitute one and the same binding Agreement, with one counterpart being delivered to each party hereto.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals as of the date and year above first written.


Cyberenergy, Inc.                              Bottomline Mortgage Shareholders:



 Richard Surber                             /s/ Buster Williams, Jr.
    -------------------------               ---------------------------------
By: Richard Surber, its President           Buster Williams, Jr.

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                           /s/ David Williams
                          -----------------------------
                          David Williams

                          /s/  Mei Chen
                          -----------------------------
                          Mei Chen

                          /s/ Caitlin Rabanera
                          -----------------------------
                          Caitlin Rabanera


                          /s/ Matt Morris
                          -----------------------------
                          Matt Morris

                          /s/ Sandra Jorgensen
                          -----------------------------
                          Sandra Jorgensen

                          /s/  Athena V. Killeen
                          -----------------------------
                          Athena V. Killeen


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                                   EXHIBIT "A"

                                 TRANSFER SHARES

Name                                        Number of Bottomline Shares

Buster Williams, Jr.                                   2,387,000

David Williams                                         1,023,000

Mei Chen                                                 120,000

Caitlin Rabanera                                         105,000

Matt Morris                                              150,000

Sandra Jorgensen                                         150,000

Athena V. Killeen                                        150,000

                           Total                       4,085,000

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